Exhibit 10.11

ASSETMARK FINANCIAL HOLDINGS, INC.

STOCK OPTION AWARD NOTICE AND AGREEMENT

This Stock Option Award Notice and Agreement (the “Option Agreement”) is made as of the Date of Grant set forth below, by and between AssetMark Financial Holdings, Inc. (the “Company”) and the individual recipient identified in the Notice below (the “Recipient”).

I.	STOCK OPTION AWARD NOTICE

Recipient:	[●]
Address:	[●]

The Company has awarded to the Recipient an option to purchase the Company’s common stock, $0.001 par value per share, (the “Common Stock”) subject to the terms and conditions of the Option Agreement attached hereto, as follows:

Date of Grant:	[●]
Vesting Commencement Date:	[●]
Exercise Price per Share:	[●]
Total Number of Shares:	[●]
Exercise Price Per Share:	[●]
Type of Option:	[●]
Expiration Date:	[●]

Vesting Schedule:

This option shall be exercisable, in whole or in part, according to the following vesting schedule:

[●]

II.	AGREEMENT

1.    Award of Option.

(a)    The Board of Directors of the Company hereby awards to the Recipient named in the Stock Option Award Notice in Part I of this Notice and Agreement (the “Notice”), an option (the “Option”) to purchase up to the total number of shares of Common Stock set forth in the Notice, effective as of the Date of Grant set forth in the Notice (the “Grant Date”), at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of this Option Agreement.

(b)    Option Type. If designated in the Notice as an “Incentive Stock Option” or “ISO”, this Option is intended to qualify as an incentive stock option as defined in Section 422 of the Code (such an option, to the extent compliant with such definition, an “Incentive Stock Option”). The Option shall be regarded as a “Non-statutory Stock Option” or “NSO” (a “Non-Statutory Stock Option”) if designated as such in the Notice, or if the Option is designated as an “ISO” but fails to comply with the requirements of Section 422 of the Code, for any reason. In no event shall the Board of Directors, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Recipient (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

(c)    Consideration. The grant of the Option is made in consideration of the services to be rendered by the Recipient to the Company

2.    Exercise of Option.

(a)    Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. In no event shall the Option be exercisable after the Expiration Date set forth in the Notice (the “Expiration Date”), at which time the Option (whether vested or unvested) shall immediately terminate.

(b)    Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Board of Directors may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding.

(c)    Compliance with Law. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable law. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Recipient on the date on which the Option is exercised with respect to such Shares.

3.    Termination of Service.

(a)    Termination for Reasons Other Than Cause, Death, Disability. If the Recipient experiences a Termination of Service for any reason other than Cause, death or Disability, the Recipient may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three months following the Termination of Service or (b) the Expiration Date.

(b)    Termination for Cause. If the Recipient experiences a Termination of Service for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

(c)    Termination due to Disability. If the Recipient experiences a Termination of Service as a result of the Recipient’s Disability, the Recipient may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following the Termination of Service or (b) the Expiration Date.

(d)    Termination due to Death. If the Recipient experiences a Termination of Service as a result of the Recipient’s death, the vested portion of the Option may be exercised by the Recipient’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Recipient’s death, but only within the time period ending on the earlier of: (a) the date 12 months following the Termination of Service or (b) the Expiration Date.

4.    Lock-Up Period. Recipient hereby agrees that Recipient shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Recipient (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Recipient agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Recipient shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act of 1933 (the “Securities Act”). The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Recipient agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Recipient:

(a)    in cash or by certified or bank check at the time the Option is exercised;

(b)    surrender of other shares of Common Stock which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares, in the sole discretion of the Board of Directors, shall not result in any adverse accounting consequences to the Company;

(c)    through a “cashless exercise program” established with a broker;

(d)    by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; or

(e)    by any combination of the foregoing methods.

6.    Restrictions on Exercise. This Option may not be exercised until such time as the issuance of shares of Common Stock upon such exercise or the method of payment of consideration for such shares would not constitute a violation of any applicable law.

7.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Recipient only by Recipient. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Recipient.

8.    Term of Option. This Option may be exercised only within the term set out in the Notice, and may be exercised during such term only in accordance with the terms of this Option Agreement.

9.    Tax Obligations.

(a)    Tax Withholding. Recipient agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Recipient) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Recipient acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise. The Recipient may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

(i)    tendering a cash payment;

(ii)    authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Recipient as a result of the immediate exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or

(iii)    delivering to the Company previously owned and unencumbered shares of Common Stock.

(b)    Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Recipient herein is an ISO, and if Recipient sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Recipient shall immediately notify the Company in writing of such disposition. Recipient agrees that Recipient may be subject to income tax withholding by the Company on the compensation income recognized by Recipient.

(c)    Code Section 409A. Notwithstanding any provision of this Option Agreement to the contrary, this Option is intended to be exempt from Code Section 409A; provided, that the Company does not guarantee to Recipient any particular tax treatment of the Option. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on Recipient by Code Section 409A or any damages for failing to comply with Code Section 409A.

10.    Administration.

(a)    Administration of the Option. The Option shall be administered by the Board of Directors. All decisions of the Board of Directors with respect to the Plan shall be final, conclusive and binding upon all parties, including the Company, its shareholders, Participants and any Beneficiaries thereof, unless determined by a court having jurisdiction to be arbitrary and capricious.

(b)    Delegation of Authority. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Board of Directors may delegate to one or more officers of the Company some or all of its authority under the Option (except that such delegation shall not apply if the Recipient is then covered by Section 16 of the Exchange Act), and the Board of Directors may delegate to one or more committees of the Board (which may consist of solely one Director) some or all of its authority under the Option, in accordance with applicable law.

(c)    Authority of Board of Directors. Subject to the terms of this Option Agreement and applicable law, the Board of Directors (or its delegate) shall have full discretion and authority to:

(i)    waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate the Option, prospectively or retroactively, without the consent of the Recipient; provided, however, that, subject to clause (vi) below and Section 11 below, no such action shall materially adversely affect the rights of the Recipient, except to the extent any such action is made to cause the Option to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations;

(ii) determine the duration and purpose of leaves of absences which may be granted to the Recipient without constituting termination of their employment for purposes of the Option, which periods shall be no shorter than the periods generally applicable to employees under the Company’s employment policies;

(iii)    make decisions with respect to the Option that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(iv)    interpret, administer, correct any defect, supply any omission and reconcile any inconsistency in the Option Agreement, or any instrument or agreement relating to the Option;

(v)    determine, in its discretion, whether, and the extent to which, (i) the Option will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to the Option and (iii) a leave of absence or reduction in service will be deemed a Termination of Service;

(vi)    in the event that the Board of Directors determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of the Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, issuance of Common Stock pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Common Stock, or of changes in applicable laws, regulations or accounting principles, an adjustment is appropriate in order to prevent disproportionate dilution or enlargement of the benefits or potential benefits intended to be made available under the Option, then the Board shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of: the number and type of shares (or other securities) subject to the Option; or the grant, purchase, exercise or hurdle price with respect to the Option or, if deemed appropriate, make provision for a cash payment to the Recipient with respect to the Option; and

(vii)    exercise discretion to make any other determination and take any other action that the Board of Directors deems necessary or desirable for the administration of the Option and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

11.    Treatment in a Change in Control. In the event of a Change in Control, the Board of Directors may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to the Option: continuation or assumption of such Option by the Company (if it is the surviving corporation) or by the successor or surviving corporation or its parent; substitution or replacement of the Option by the successor or surviving corporation or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof), with substantially the same terms and value as the Option (including any applicable performance targets or criteria with respect thereto); acceleration of the vesting of the Option and the lapse of any restrictions thereon and, acceleration of the right to exercise the Option during a specified period (and the termination of the Option without payment of any consideration therefor to the extent not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control or (B) upon the Recipient’s involuntary Termination of Service (including upon a termination of Recipient’s employment by the Company (or a successor corporation or its parent) without “cause”, by Recipient for “good reason” and/or due to Recipient’s death or Disability) on or within a specified period following the Change in Control; and cancellation of the Option in consideration of a payment, with the form, amount and timing of such payment determined by the Board of Directors in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of the Option, as determined by the Board of Directors in its sole discretion; provided that, if such value equals the Intrinsic Value of the Option, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of the Option is equal to or less than zero, the Board of Directors may, in its sole discretion, provide for the cancellation of the Option without payment of any consideration therefor; and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.

12.    Definitions.

(a)    “Affiliate” means, with respect to a Person, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person (or, if no Person is specified, the Company).

(b)    “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficial Ownership,” “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

(c)    “Change in Control” means the occurrence of any one or more of the following events:

(i)    the acquisition by any Person of Beneficial Ownership, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors (the “Outstanding Company Voting Securities”); provided, however that for purposes of this Plan any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this definition shall not constitute a Change of Control;

(ii)    a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election;

(iii)    the date which is ten (10) business days prior to the consummation of a complete liquidation or dissolution of the Company;

(iv)    the direct or indirect sale, transfer, conveyance or disposition (other than by way of merger or consolidation) by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; or

(v)    the consummation of a reorganization, merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (I) the entity resulting from such Business Combination (the “Surviving Company”), or (II) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

In no event, however, shall a Change in Control be deemed to occur as a result of any acquisition (w) by the Company, Huatai International Investment Holding Limited, or any of their respective Affiliates, (x) by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (y) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (z) by the Recipient or any group of persons including the Recipient (or any entity controlled by the Recipient or any group of persons including the Recipient);

(d)    “Disability” means that the Recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that for purposes of determining the term of the Option, if it is an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether the Recipient has a Disability shall be determined under procedures established by the Board of Directors. Except in situations where the Board of Directors is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e)(3) of the Code, the Board of Directors may rely on any determination that the Recipient is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any affiliate in which the Recipient participates.

(e)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)    “Intrinsic Value” means (i) the excess, if any, of the price or implied price per share of Common Stock in a Change in Control or other event over (ii) the Exercise Price multiplied by (iii) the number of shares of Common Stock covered by such Award.

(g)    “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(h)    “Termination of Service” means the cessation of a Recipient’s performance of services as an employee, director or consultant for the Company or any Subsidiary; provided, however, that in the case of a Recipient who is an employee, the transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, from one Subsidiary to another Subsidiary or, unless the Board of Directors determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or a Subsidiary as a director or consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of Service shall be deemed to occur for a Recipient employed by, or performing services for, a Subsidiary when such Subsidiary ceases to be a Subsidiary unless such Recipient’s employment or service continues with the Company or another Subsidiary.

13.    Entire Agreement; Governing Law. This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and Recipient. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

14.    No Guarantee of Continued Service. RECIPIENT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED

ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE RIGHT OF THE RECIPIENT OR THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING RECIPIENT) TO TERMINATE RECIPIENT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Recipient hereby accepts the Option subject to all of the terms and provisions of this Option Agreement. Recipient has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under this Option Agreement. Recipient further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ASSETMARK FINANCIAL HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

Email Address

EXHIBIT A

ASSETMARK FINANCIAL HOLDINGS, INC.

OPTION EXERCISE NOTICE

AssetMark Financial Holdings, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Attention: Corporate Secretary

1.    Exercise of Option. Effective as of today,                     ,         , the undersigned (“Recipient”) hereby elects to exercise Recipient’s option (the “Option”) to purchase                  shares of the common stock, par value $0.001 per share (the “Shares”) of AssetMark Financial Holdings, Inc. (the “Company”) under and pursuant to the Stock Option Award Notice and Agreement by and between the Company and the Recipient dated as of                      (the “Option Agreement”).

2.    Delivery of Payment. Recipient herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.    Representations of Recipient. Recipient acknowledges that Recipient has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

4.    Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Recipient as soon as practicable after the Option is exercised in accordance with this Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.    Tax Consultation. Recipient understands that Recipient may suffer adverse tax consequences as a result of Recipient’s purchase or disposition of the Shares. Recipient represents that Recipient has consulted with any tax consultants Recipient deems advisable in connection with the purchase or disposition of the Shares and that Recipient is not relying on the Company for any tax advice.

6.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Recipient and his or her heirs, executors, administrators, successors and assigns.

7.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Recipient or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

9.    Entire Agreement. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Recipient with respect to the subject matter hereof, and may not be modified adversely to the Recipient’s interest except by means of a writing signed by the Company and Recipient.

Submitted by:	Accepted by:

PARTICIPANT	ASSETMARK FINANCIAL HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received